Northwestern Mutual Series Fund, Inc.

Supplement Dated August 19, 2016 to the

Statement of Additional Information Dated May 1, 2016 as supplemented on

June 16, 2016 and June 30, 2016

This Supplement revises certain information contained in the Statement of Additional Information for the Northwestern Mutual Series Fund, Inc. (“Fund”) dated May 1, 2016, as supplemented June 16, 2016 and June 30, 2016 (“SAI”). You should read this Supplement together with the SAI.

Disclosure of Non-Public Holdings Information – High Yield Bond Portfolio

The table beginning on page B-79 under the sub-section titled “Disclosure of Non-Public Holdings Information” of the SAI section titled “DISCLOSURE OF PORTFOLIO HOLDINGS” is revised with respect to the High Yield Bond Portfolio as follows:

High Yield Bond Portfolio	•	Barclays, Inc., for point product – analytics & modeling
(sub-advised by Federated Investment Management	•	The Yield Book, Inc., for analytics & modeling
Company)	•	Bloomberg L.P., in connection with trading systems
	•	SunGard Data Systems Inc., for corporate action notifications
	•	Informa Investment Solutions, Inc., in connection with performance and accounting systems
	•	Glass, Lewis & Co., as proxy service provider
	•	Electra Information Systems, a partner/provider of solutions and services tailored for reconciliation, data collection and aggregation

Please retain this Supplement for future reference.